UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/05/2009

FactSet Research Systems Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-11869

Delaware	13-3362547
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

601 Merritt 7
Norwalk, Connecticut 06851
(Address of principal executive offices, including zip code)

(203) 810-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On August 5, 2009, FactSet Research Systems Inc. (the "Company") issued a press release announcing Michael DiChristina will be stepping down from his role as President and Chief Operating Officer, effective October 1, 2009. Michael DiChristina, who has been with FactSet since 1986 and has been in his current role since 1999, will remain on FactSet's Board of Directors.

In addition, the following changes were announced on August 5, 2009:

(1) Peter Walsh, FactSet's Chief Financial Officer since 2005, will be promoted to Chief Operating Officer;

(2) Maurizio Nicolelli, the Company's Comptroller will become the Director of Finance and FactSet's Principal Financial Officer; and

(3) Michael Frankenfield, FactSet's Director of U.S. Investment Management Services has been promoted to Director of Global Sales and will assume responsibility for sales and consulting globally.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FactSet Research Systems Inc.

Date: August 05, 2009	By:	/s/ Peter G. Walsh
Peter G. Walsh
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated August 5, 2009